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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   ---------

                                   Form 8-K

                                CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                                 -------------

        Date of Report (Date of earliest event reported) August 26, 2004

                                   CULP, INC.

            (Exact name of registrant as specified in its charter)


         North Carolina                  0-12781                56-1001967
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
         incorporation)                                    Identification No.)



                             101 South Main Street
                       High Point, North Carolina  27260
                   (Address of principal executive offices)
                                (336) 889-5161
             (Registrant's telephone number, including area code)





         (Former name or former address, if changed since last report)





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


Item 1.01 - Entry into a Material Definitive Agreeement


On August 26, 2004 the company entered into an agreement, dated as of August 23, 2004, to amend and extend for one year the term of its' loan agreement with Wachovia Bank, National Association, that provides for a revolving loan commitment of $15.0 million, including letters of credit up to $2.5 million. Borrowings under the credit facility generally bear interest at the London Interbank Offered Rate plus an adjustable margin based upon the company's debt/EBITDA ratio, as defined by the agreement.


9.01(c) - Exhibits

10  Third Amendment to Amended and Restated Credit Agreement


Forward Looking Information

This release contains statements that may be deemed "forward-looking statements" within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 27A of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties. Further, forward-looking statements are intended to speak only as of the date on which they are made. Forward-looking statements are statements that include projections, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as "expect," "believe," "estimate," "plan" and "project" and their derivatives, and include but are not limited to statements about expectations for the company's future sales, gross profit margins, SG&A or other expenses, and earnings, as well as any statements regarding the company's view of estimates of the company's future results by analysts. Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on the company's business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect the company adversely. In addition, strengthening of the U. S. dollar against other currencies could make the company's products less competitive on the basis of price in markets outside the United States. Also, economic and political instability in international areas could affect the company's operations or sources of goods in those areas, as well as demand for the company's products in international markets. Finally, unanticipated delays or costs in executing restructuring actions could cause the cumulative effect of restructuring actions to fail to meet the objectives set forth by management. Other factors that could affect the matters discussed in forward-looking statements are included in the company's periodic reports filed with the Securities and Exchange Commission.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CULP, INC.
                                         (Registrant)


                              By:    /s/ Kenneth M. Ludwig
                                         -------------------
                                         Kenneth M. Ludwig
                                         Senior Vice President
                                         Human Resources

                        THIRD AMENDMENT TO AMENDED AND
                          RESTATED CREDIT AGREEMENT



     THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("Third Amendment") is made as of the 23rd day of August, 2004, by and between CULP, INC., a North Carolina corporation (together with its successors and permitted assigns, the "Borrower") and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly, Wachovia Bank, N.A.), a national banking association, as Agent and as a Bank (together with its endorsees, successors and assigns, the "Bank").

                                  BACKGROUND

     The Borrower and the Bank entered into an Amended and Restated Credit Agreement, dated as of August 23, 2002, as amended by Second Amendment to Amended and Restated Credit Agreement (the "Second Amendment"), dated as of June 3, 2003 (it being acknowledged by the parties hereto that the proposed First Amendment to Amended and Restated Credit Agreement, which had been under discussion in March 2003, was never executed by the parties and is of no force or effect; otherwise, such agreement, as amended by the Second Amendment and as it may be further amended, restated, supplemented and/or modified, shall be referred to herein as the "Credit Agreement"). Terms used herein and not herein defined shall have the meanings given to them in the Credit Agreement.

     The Borrower has now requested certain other amendments to the provisions of the Credit Agreement, which the Bank is willing to accommodate subject to the terms, provisions and conditions set forth in this Third Amendment.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank hereby agree as follows:

     1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

          (a) The following definition in Section 1.01 is hereby amended and restated in its entirety to read as follows:

            "Termination Date" means whichever is applicable of (i) August 31, 2005, (ii) the date the Commitments are terminated pursuant to Section 6.01 following the occurrence of an Event of Default, or (iii) the date the Borrower terminates the Commitments entirely pursuant to Section 2.08.

          (b) Section 2.07(a) of the Credit Agreement is hereby deleted in its entirety without any replacement therefor.

     2.  Further  Assurances.   The  Borrower  will  execute  such  confirmatory
instruments, if any, with respect to the Credit Agreement and this Third Amendment as the Bank may reasonably request.

     3. Ratification by Borrower. The Borrower ratifies and confirms all of its representations, warranties, covenants, liabilities and obligations under the Credit Agreement (except as expressly modified by this Third Amendment) and agrees that: (i) except as expressly modified by this Third Amendment, the Credit Agreement continues in full force and effect as if set forth specifically herein; and (ii) the Borrower has no right of setoff, counterclaim or defense to payment of its obligations under the Credit Agreement. The Borrower and the Bank agree that this Third Amendment shall not be construed as an agreement to extinguish the Borrower's obligations under the Credit Agreement or the Notes and shall not constitute a novation as to the obligations of the Borrower under the Credit Agreement or the Notes. The Bank hereby expressly reserves all rights and remedies it may have against all parties who may be or may hereafter become secondarily liable for the repayment of the obligations under the Credit Agreement or the Notes.

     4. Amendments. This Third Amendment may not itself be amended, changed, modified, altered, or terminated without in each instance the prior written consent of the Bank. This Third Amendment shall be construed in accordance with and governed by the laws of the State of North Carolina.

     5. Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

     6. Credit Agreement Modification Fee. The Borrower shall pay to the Bank on the date this Third Amendment is executed, an amendment fee equal to $45,000.00, which fee, once paid, shall be fully earned and non-refundable.

     7.  Bank's  Expenses.  In  accordance  with  Section  9.03  of  the  Credit
Agreement, Borrower hereby acknowledges and agrees to pay all reasonable out-of-pocket expenses incurred by the Bank in connection with the preparation of this Third Amendment, including without limitation reasonable attorneys' fees.



                           [Signature Page Follows]

     IN WITNESS WHEREOF, this Third Amendment has been duly executed under seal by Borrower and Bank as of the day and year first above written.

                                    BORROWER:


                                    CULP, INC.


                                    By: Franklin N. Saxon
                                    Name: Franklin N. Saxon
                                    Title: President and COO

ATTEST:

___________________________
      Secretary

[Corporate Seal]

                                    BANK:

                                    WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    as Agent and as Bank


                                    By: David G. Black
                                    Name: David G. Black
                                    Title: Senior Vice President